Exhibit 99.1

January 25, 2024

Forward Air Announces Closing of Omni Logistics Transaction

Will Create a Category Leader in the Expedited LTL Market

Will Deliver Significant Long-Term Value to Shareholders Through Compelling Strategic and Financial Benefits

GREENEVILLE, Tenn.—(BUSINESS WIRE)— Forward Air Corporation (NASDAQ: FWRD) (“Forward” or “the Company”) today announced that it has completed its previously announced acquisition of Omni Logistics, LLC (“Omni”).

Together, Forward and Omni will create a category leader in the expedited LTL market, built on precision execution. With a differentiated service offering, industry-leading team and expanded geographic footprint, the combined company will offer high-value freight to its expedited LTL network. The combination of these complementary businesses uniquely positions Forward to accelerate its ‘Grow Forward’ strategy and deliver long-term value to shareholders, customers, employees and other stakeholders.

Having already engaged in significant integration planning work since the transaction was announced in August 2023, Forward Air is confident in its ability to deliver significant strategic and financial benefits from the transaction, including substantial revenue and cost synergies and operational efficiencies.

Tom Schmitt, Chairman and Chief Executive Officer of Forward, said, “This is an exciting day for Forward and we are pleased to welcome the Omni team to the Forward family. Together, we are now uniquely positioned to be the premier provider of choice in high-quality freight transportation to a larger customer base with an expanded domestic footprint.”

Schmitt continued, “One of the defining characteristics of our corporate culture is that we do not wait around for good things to happen, we go out and make them happen. We are approaching this important next phase with a sense of urgency and are committed to delivering on a clear and measurable plan designed to meet the needs of our customers, create opportunities for our teammates, and generate long-term value for our shareholders.”

Forward will provide more details on its Grow Forward strategy, including targeted outcomes as well as additional information on its management structure and Board composition, when it conducts its Q4 and FY 2023 earnings conference call in February 2024.

About Forward Air

Forward Air is a leading asset-light provider of transportation services across the United States, Canada and Mexico. We provide expedited less-than-truckload services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, and customs brokerage by utilizing a comprehensive national network of terminals. In addition, we offer truckload brokerage services, including dedicated fleet services; and intermodal, first-and last-mile, high-value drayage services, both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services. We are more than a transportation company. Forward is a single resource for your shipping needs. For more information, visit our website at www.forwardaircorp.com.

Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements may reflect Forward’s expectations, beliefs, hopes, intentions or strategies regarding, among other things, the transactions contemplated under the Merger Agreement (collectively with the other transactions contemplated by the other Transaction Agreements referred to in the Merger Agreement, the “Transactions”) between Forward and Omni, the benefits and synergies of the Transactions and future opportunities for the combined company, as well as other statements that are other than historical fact, including, without limitation, statements concerning future financial performance, future debt and financing levels, investment objectives, implications of litigation and regulatory investigations and other management plans for future operations and performance. Words such as “anticipate(s)”, “expect(s)”, “intend(s)”, “plan(s)”, “target(s)”, “project(s)”, “believe(s)”, “will”, “aim”, “would”, “seek(s)”, “estimate(s)” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are based on management’s current expectations, projections, estimates, assumptions and beliefs and are subject to a number of known and unknown risks, uncertainties and other factors that could lead to actual results materially different from those described in the forward-looking statements. Forward can give no assurance that its expectations will be attained. Forward’s actual results, liquidity and financial condition may differ from the anticipated results, liquidity and financial condition indicated in these forward-looking statements. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause Forward’s actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, but without limitation: (i) the outcome of any additional legal proceedings that have or may be instituted against the parties or any of their respective directors or officers related to the Transactions; (ii) the diversion of management time on issues related to the Transactions or any legal proceedings related thereto; (iii) the risk that the parties may be unable to achieve the expected strategic, financial and other benefits of the Transactions, including the realization of expected synergies and the achievement of deleveraging targets, within the expected time-frames or at all, particularly depending on the outcome of any legal proceedings related to the Transactions; (iv) the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected, particularly depending on the outcome of any legal proceedings related to the Transactions; (v) the risk that operating costs, customer loss, management and employee retention and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the Transactions, particularly depending on the outcome of any legal proceedings related to the Transactions; (vi) risks associated with the need to obtain additional financing which may not be available or, if it is available, may result in a reduction in the ownership of current Forward shareholders, particularly depending on the outcome of any legal proceedings related to the Transactions; and (vii) general economic and market conditions.

These and other risks and uncertainties are more fully discussed in the risk factors identified in “Item 1A. Risk Factors” in Part I of Forward’s most recently filed Annual Report on Form 10-K, and as may be identified in Forward’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except to the extent required by law, Forward expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Forward’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

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https://www.businesswire.com/news/home/20240125704053/en/

Elizabeth Volpe / Libby Lloyd

Brunswick Group

(212) 333- 3810

ForwardAirCorporation@BrunswickGroup.com

Source: Forward Air Corporation